UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2019

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2019, the Board of Directors (the “Board”) of Bed Bath & Beyond Inc. (the “Company”) increased the size of the Board from nine to 13 directors and appointed John E. Fleming, Sue E. Gove, Jeffrey A. Kirwan and Joshua E. Schechter (collectively, the “New Directors”) to fill the newly created directorships. Each of the New Directors will serve an initial term beginning on May 29, 2019 and expiring at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”), and will be included in the Company’s recommended slate of director nominees for re-election at the 2019 Annual Meeting. The appointments of the New Directors were made pursuant to an agreement (the “Cooperation and Support Agreement”) by and among the Company, Legion Partners Holdings, LLC and certain of its affiliates set forth therein (“Legion”), Macellum Advisors GP, LLC and certain of its affiliates set forth therein (“Macellum”) and Ancora Advisors, LLC and certain of its affiliates set forth therein (“Ancora” and, together with Legion and Macellum, the “Investor Group”), dated as of May 28, 2019.

As non-management directors of the Company, each of the New Directors will receive director compensation on the same basis as other non-management directors of the Company in accordance with the Company’s director compensation policies and practices, as they may be amended from time to time. No family relationships exist between any of the New Directors, on the one hand, and any of the Company’s other directors or executive officers. Other than as provided under the Cooperation and Support Agreement, there are no arrangements or understandings pursuant to which any of the New Directors was elected as a director, and there are no related party transactions between the Company and either of the New Directors reportable under Item 404(a) of Regulation S-K.

The Cooperation and Support Agreement also provides for committee appointments with respect to the New Directors, including appointing two (2) of the New Directors, as selected by the Board, as new members of the Business Transformation and Strategy Review Committee of the Board and appointing two (2) of the New Directors, as selected by the Board, as new members of the CEO Search Committee of the Board (the “CEO Search Committee”). The Cooperation and Support Agreement also provides that while the Standstill Period (as defined below) is in effect, at the 2019 Annual Meeting and 2020 annual meeting of shareholders (the “2020 Annual Meeting”), the Board shall nominate each New Director as a candidate for election to the Board to serve until the following annual meeting of shareholders, respectively.

The committee assignments for the New Directors and the existing directors of the Board, as reconstituted as of May 29, 2019, are as follows and subject to any changes as may occur in the future:

COMMITTEE	DIRECTORS
Audit Committee	Harriet Edelman, Chair Johnathan B. Osborne Virginia P. Ruesterholz Joshua E. Schechter Andrea M. Weiss

Compensation Committee	Patrick R. Gaston, Chair Harriet Edelman John E. Fleming Ann Yerger

Nominating and Corporate Governance Committee	Virginia P. Ruesterholz, Chair Stephanie Bell-Rose Patrick R. Gaston Sue E. Gove Harsha Ramalingam Ann Yerger

Business Transformation and Strategy Review Committee	Andrea M. Weiss, Chair John E. Fleming Patrick R. Gaston Jeffrey A. Kirwan Johnathan B. Osborne Harsha Ramalingam

CEO Search Committee	Virginia P. Ruesterholz, Chair John E. Fleming Patrick R. Gaston Sue E. Gove Johnathan B. Osborne Mary A. Winston

The Cooperation and Support Agreement further provides that, during the Standstill Period, if a New Director is unable to serve as an independent director for any reason (other than on account of failure to be elected at the 2019 Annual Meeting or 2020 Annual Meeting or for other specified circumstances), and Legion continues to beneficially own at least 1.75% of the outstanding Shares and the Investor Group continues to beneficially own at least 2.5% of the outstanding Shares, Legion and the Company shall work together in good faith in order to identify a highly qualified replacement independent director candidate.

The terms of the Cooperation and Support Agreement further include certain voting commitments and standstill obligations on the part of the Investor Group and mutual non-disparagement provisions until thirty (30) days prior to the deadline for the submission of shareholder nominations of directors for the 2021 annual meeting of shareholders (the “Standstill Period”), or such later date as may be agreed by both the Company and the Investor Group. The scope of these commitments, obligations, provisions and other terms are set forth in full in the Cooperation and Support Agreement.

The Company issued a press release on May 29, 2019 announcing the execution of the Cooperation and Support Agreement and the appointments of the New Directors. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.02. The Cooperation and Support Agreement is filed with this Form 8-K as Exhibit 99.2 and is incorporated by reference into this Item 5.02. The foregoing description of the Cooperation and Support Agreement is qualified in its entirety by reference to the full text thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Bed Bath & Beyond Inc. issued on May 29, 2019 (incorporated by reference to Exhibit 99.1 to Bed Bath & Beyond Inc.’s Current Report on Form 8-K filed with the SEC on May 29, 2019).

99.2	Cooperation and Support Agreement, dated May 28, 2019, by and among Bed Bath & Beyond Inc., Legion Partners Holdings, LLC and the other persons and entities listed on Schedule A thereto, Macellum Advisors GP, LLC and the other persons and entities listed on Schedule B thereto and Ancora Advisors, LLC and the other persons and entities listed on Schedule C thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.

(Registrant)

Date: June 3, 2019	By:	/s/ Robyn M. D’Elia
Robyn M. D’Elia
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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